UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 27, 2023

GROVE COLLABORATIVE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40263	88-2840659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Sansome Street San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)
(800) 231-8527
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	GROV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 27, 2023, the Board of Directors (the “Board”) of Grove Collaborative Holdings, Inc.., a Delaware public corporation (the “Company”), approved an amendment and restatement of the Bylaws of the Company (as amended and restated, the “Amended and Restated Bylaws”). The Amended and Restated Bylaws are effective as of November 27, 2023.

The principal revisions in the Amended and Restated Bylaws include (i) additional disclosure and procedural requirements for stockholders to submit nominations or stockholder proposals, including addressing matters related to Rule 14a-19 under the Securities and Exchange Act of 1934, as amended, (ii) modifications with respect to the conduct of stockholder meetings and the mechanisms for setting their date, time and place, (iii) the addition of certain procedural and disclosure requirements for proposed nominees, (iv) conforming changes concerning the list of stockholders and adjournment procedures to reflect recent amendments to the Delaware General Corporation Law, (v) deletion of certain lock-up provisions in connection with the closing of the Amended & Restated Agreement and Plan or Merger, dated as of March 31,2022, by and among Virgin Group Acquisition Corp. II, a Cayman Islands exempt company, Treehouse Merger Sub, Inc, a Delaware corporation, Treehouse Merger Sub II, LLC, a Delaware limited liability company and Grove Collaborative, Inc., a Delaware public benefit company, which provisions are no longer applicable, and (vi) various other updates, including ministerial and conforming changes.

The foregoing summary does not purport to be complete and is qualified in its entirety by the text of the Amended and Restated Bylaws, which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Grove Collaborative Holdings, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROVE COLLABORATIVE HOLDINGS, INC.

By:	/s/ Sergio Cervantes
Name:	Sergio Cervantes
Title:	Chief Financial Officer
Date: November 30, 2023